Exhibit 10.5

Amendment to Share Escrow Agreement

THIS AMENDMENT TO SHARE ESCROW AGREEMENT (this “Amendment”) is made and entered into as of January 28, 2021, by and among (i) Andina Acquisition Corp. III, a Cayman Islands exempted company (together with its successors, including without limitation after the Conversion (as defined below), the “Company”), (ii) the shareholders of the Company listed on the signature page hereto (the “Holders”) and (iii) Continental Stock Transfer & Trust Company, a New York corporation, as escrow agent (“Escrow Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Share Escrow Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Holders and Escrow Agent are parties to that certain Share Escrow Agreement, dated as of January 28, 2019 (the “Share Escrow Agreement”), pursuant to which the Holders, as a condition to the Company’s initial public offering, agreed to deposit 2,700,000 ordinary shares of the Company which were originally issued to B. Luke Weil as “insider shares” (as described in the Prospectus) prior to the Company’s initial public offering (together with any shares of Common Stock issued in exchange for such shares in the Conversion, the “Insider Shares”) into escrow with the Escrow Agent;

WHEREAS, on or about the date hereof, (i) the Company, (ii) Andina Holdings LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Holdings”), (iii) B. Luke Weil, in the capacity thereunder as the Purchaser Representative, (iv) Stryve Foods Holdings LLC, a Texas limited liability company (“Seller”), (v) Stryve Foods LLC, a Texas limited liability company (“Opco”) and a wholly-owned subsidiary of Seller, and (vi) R. Alex Hawkins, in the capacity as the Seller Representative thereunder, entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, among other matters, (a) the Company shall continue out of the Cayman Islands and into the State of Delaware as to re-domicile as and become a Delaware corporation pursuant to the applicable provisions of the laws of the Cayman Islands and Delaware (such re-domiciliation, the “Conversion”) and (b) upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), (i) Seller will contribute to Holdings all of the issued and outstanding equity interests of Opco in exchange for newly issued non-voting Class B membership interests of Holdings and voting (but non-economic) Class V common stock of the Company, and (ii) the Company will contribute all of its cash and cash equivalents to Holdings, after payment of its public shareholders that elect to have their Company shares redeemed or converted in the Company’s redemption conducted pursuant to the Company’s organizational documents and the Prospectus in connection with the Closing and the Company’s expenses and other liabilities due at the Closing, in exchange for newly issued voting Class A membership interests of Holdings (such transactions, together with the Conversion and the other transactions contemplated by the Business Combination Agreement, the “Transactions”), all upon the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, in connection with the Business Combination Agreement, the parties hereto desire to amend the Share Escrow Agreement to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including without limitation extending the period before which the Escrow Shares can be released early based on the Company’s stock price.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Share Escrow Agreement. The parties hereto hereby agree to the following amendments to the Share Escrow Agreement:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, are hereby added to the Share Escrow Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Escrow Shares” as used in the Share Escrow Agreement shall include any and all shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) into which the Insider Shares on deposit with the Escrow Agent automatically convert upon the effectiveness of the Conversion (and any other securities of the Company or any successor entity issued in consideration of (including without limitation as a stock split, dividend or distribution) or in exchange for any of such securities), which shares of Class A Common Stock shall continue to be held as Escrow Shares after the Closing in accordance with the terms and conditions of the Share Escrow Agreement, as amended by this Amendment. The parties further agree that any reference in the Share Escrow Agreement to “Ordinary Shares” will instead refer to the Class A Common Stock (and any other securities of the Company or any successor entity issued in consideration of (including without limitation as a stock split, dividend or distribution) or in exchange for any of such securities).

(c) The parties hereby agree that, effective and conditioned upon the Closing, Section 3.2 of the Share Escrow Agreement is hereby amended to add the following in clause (i)(y) thereof immediately after the word “commencing”: “twenty (20) trading days prior to the six (6) month anniversary”.

2. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall only become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Share Escrow Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Share Escrow Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Share Escrow Agreement in the Share Escrow Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Share Escrow Agreement, as amended by this Amendment (or as the Share Escrow Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Share Escrow Agreement, including without limitation Section 6.1 thereof.

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IN WITNESS WHEREOF, each party hereto has caused this Amendment to Share Escrow Agreement to be executed and delivered as of the date first written above.

The Company:

Andina Acquisition Corp. III

By:	/s Julio Torres
Name:	Julio Torres
Title:	CEO

The Holders:

/s/ B. Luke Weil
B. Luke Weil

/s/ Julio Torres
Julio A. Torres

/s/ Mauricio Orellana
Mauricio Orellana

/s/ Marjorie Hernandez
Marjorie Hernandez

/s/ Ryan Chang
Ryan Chang

/s/ Whitney Carleen Cox
Whitney Carleen Cox

/s/ David Schulof
David Schulhof

/s/ Salomao Ioschpe
Salomao Ioschpe

{Signature Page to Amendment to Share Escrow Agreement}

/s/ Roman Raju
Roman Raju

/s/ Shaun Sanghani
Shaun Sanghani

MAZ Partners L.P.

By:	/s/ Walter Schenker
Name:	Walter Schenker
Title:	Principal

Cowen Investments II LLC

By:	/s/ Owen Littman
Name:	Owen Littman
Title:	Authorized Signatory

Craig-Hallum Capital Group LLC

By:	/s/ William F. Hartfiel
Name:	William F. Hartfiel
Title:	Managing Partner

Kibble Holdings LLC

By:	/s/ Matthew Kibble
Name:	Matthew Kibble
Title:	Managing Partner

/s/ Joann O’Shea
Joann O’Shea

Andina Equity LLC

By:	/s/ B. Luke Weil
Name:	B. Luke Weil
Title:	Managing Member

{Signature Page to Amendment to Share Escrow Agreement}

LWEH3 LLC

By:	/s/ B. Luke Weil
Name:	B. Luke Weil
Title:	Managing Member

EarlyBirdCapital, Inc.

By:	/s/ Steven Levine
Name:	Steven Levine
Title:	CEO

The Escrow Agent:

Continental Stock Transfer & Trust Company

By:	/s/ Henry Farrell
Name:	Henry Farrell
Title:	Vice President

Acknowledged and agreed by the Representative, effective as of the date first set forth above:

Cowen and Company, LLC

By:	/s/ Christopher Weekes
Name:	Christopher Weekes
Title:	Managing Director

{Signature Page to Amendment to Share Escrow Agreement}